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                                                                     EXHIBIT 4.1

                           HMT TECHNOLOGY CORPORATION

                        1995 MANAGEMENT STOCK OPTION PLAN

                            ADOPTED NOVEMBER 30, 1995

                APPROVED BY THE STOCKHOLDERS ON NOVEMBER 30, 1995


1.      PURPOSES.

        (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

        (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

        (b) "BOARD" means the Board of Directors of the Company.

        (c) "CODE" means the Internal Revenue Code of 1986, as amended.

        (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

        (e) "COMPANY" means HMT Technology Corporation, a Delaware corporation.

        (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

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        (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the individual's employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or
(ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

        (h) "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (i) "DIRECTOR" means a member of the Board.

        (j) "DISINTERESTED PERSON" means a Director who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Affiliate entitling the participants therein to acquire equity securities of the Company or any Affiliate except as permitted by Rule 16b-3(c)(2)(i); or
(ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

        (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:

               (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;


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               (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

        (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (q) "OPTION" means a stock option granted pursuant to the Plan.

        (r) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (s) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

        (t) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (u) "PLAN" means this HMT Technology Corporation 1995 Management Stock Option Plan.

        (v) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3.      ADMINISTRATION.

        (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option


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granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

               (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (3) To amend the Plan or an Option as provided in Section 11.

               (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to a committee of one or more individuals (in the event that the Company's state of incorporation becomes the State of Delaware, such individuals shall be members of the Board) and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more individuals (in the event that the Company's state of incorporation becomes the State of Delaware, such individuals shall be members of the Board) the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

        (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.      SHARES SUBJECT TO THE PLAN.


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        (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate four hundred thousand (400,000) shares of the Company's common stock, reduced by the number of shares of the Company's common stock which are either issued or then subject to an option granted under the Company's 1995 Stock Option Plan. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.      ELIGIBILITY.

        (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants. However, no Option shall be granted if the grant of such Option or the issuance of shares of the Company's common stock is not exempt from the securities qualification requirements of the California Corporations Code.

        (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

        (c) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.

6.      OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.


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        (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be determined by the Board. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option for Incentive Stock Options and at any time prior to exercise of the Option for Nonstatutory Stock Options, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

        In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any


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such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, or such longer or shorter period specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or
(ii) the tenth (10th) day after the last date in which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this section 7, or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

        (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the


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date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

        (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.      COVENANTS OF THE COMPANY.

        (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

        (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or


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issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.      USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.      MISCELLANEOUS.

        (a) The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

        (b) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

        (c) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option's term, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

        (d) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director pursuant to the terms of the Company's By-Laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

        (e) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (f) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the


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consent of the affected holders of Options, the cancellation of any outstanding
Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option granted to a ten percent (10%) stockholder (as defined in subsection 5(c)), not less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

10.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, reincorporation, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b) In the event of: (1) a dissolution, liquidation, or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving or acquiring corporation or an Affiliate of such surviving or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving or acquiring corporation and its Affiliates refuse to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then, with respect to Options held by persons then performing services as Employees, Directors or Consultants: (x) for Options which by their terms provide for vesting based upon an Optionee's Continuous Status as an Employee, Director or Consultant, the time during which such Options may be exercised shall be accelerated (or for Options which have already been exercised, the Company's repurchase right described in subsection 6(j) shall lapse) immediately prior to such sale or merger, and (y) for Options which by their terms provide an opportunity for accelerated vesting upon reaching certain financing and/or financial performance objectives set forth in such Option, the time during which such Options may be exercised shall be accelerated (or for Options which have already been exercised, the Company's repurchase right described in subsection 6(j) shall lapse) immediately prior to such sale or merger if, based on the value of the consideration to be received in connection with such event in exchange for the preferred stock, common stock and subordinated debentures issued pursuant to that certain Recapitalization Agreement dated as of


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October 31, 1995, by and among the Company and the investors named therein (the
"Investors"), the Investors would realize, assuming they have held the applicable securities from the closing of such recapitalization until consummation of such event, a return on investment of 29% compounded annually on the equity investment (for purposes of calculating the targeted return, the equity investment is assumed to be 5,900,000 shares of Series A Preferred Stock and 600,000 shares of common stock) and a return on investment of 19% compounded annually on the subordinated debt investment (for purposes of calculating the targeted return, the subordinated debt investment is assumed to be the $47,000,000 of subordinated notes issued to the Investors and 108,647 shares of common stock), provided that if a Qualified IPO has been completed by the Company prior to such event, then the return on investment on an equity investment shall be 50% compounded annually and the return on investment on a subordinated debt investment shall be 29.5% compounded annually. A "Qualified IPO" shall mean an initial public offering of the Company's securities on or before December 31, 1996 which raises at least $50 million at a pre-money valuation (fully diluted) for the Company of not less than $200 million. The Company's "pre-money valuation (fully diluted)" shall be determined by multiplying the initial offering price for the Company's common stock in the initial public offering by the number of outstanding shares of the Company's common stock (assuming that all outstanding options and warrants, whether or not vested, have been exercised and all convertible securities have been converted) prior to the issuance of the Company's common stock by the Company as part of the initial public offering. Any Option that is not so assumed or continued, to the extent it remains unexercised at the time of such sale or merger, shall be terminated if not exercised prior to such sale or merger.

        (c) In the event that any such accelerated option vesting or lapse of the Company's repurchase rights received or to be received by an Optionee pursuant to subsection 10(b) (the "Benefit") would (i) constitute a "parachute payment" within the meaning of Section 280G of the Code and (ii) but for this subsection 10(c), be subject to the excise tax imposed by Section 4999 of the Code (the "Excise Tax"), then such Benefit shall be reduced to the extent necessary so that no portion of the Benefit would be subject to the Excise Tax, as determined in good faith by the Company; provided, however, that if, in the absence of any such reduction (or after such reduction), the Optionee believes that the Benefit or any portion thereof (as reduced, if applicable) would be subject to the Excise Tax, the Benefit shall be reduced (or further reduced) to the extent determined by the Optionee in the Optionee's discretion so that the Excise Tax would not apply. If, notwithstanding any such reduction (or in the absence of such reduction), the Internal Revenue Service ("IRS") determines that the Optionee is liable for the Excise Tax as a result of the Benefit, then the Optionee shall be obligated to return to the Company, within thirty (30) days of such determination by the IRS, a portion of the Benefit sufficient such that none of the Benefit retained by the Optionee constitutes a "parachute payment" within the meaning of Section 280G of the Code that is subject to the Excise Tax.

11.     AMENDMENT OF THE PLAN AND OPTIONS.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (1) Increase the number of shares reserved for Options under the Plan;

               (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

               (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

        (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

        (e) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

12.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on November 30, 2005, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

                           HMT TECHNOLOGY CORPORATION

                             1995 STOCK OPTION PLAN

             ADOPTED BY THE BOARD OF DIRECTORS ON NOVEMBER 30, 1995

                APPROVED BY THE STOCKHOLDERS ON NOVEMBER 30, 1995

1.      PURPOSES.

        (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

        (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

        (b) "BOARD" means the Board of Directors of the Company.

        (c) "CODE" means the Internal Revenue Code of 1986, as amended.

        (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

        (e) "COMPANY" means HMT Technology Corporation, a Delaware corporation.

        (f) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (g) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the individual's employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or
(ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

        (h) "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (i) "DIRECTOR" means a member of the Board.

        (j) "DISINTERESTED PERSON" means a Director who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Affiliate entitling the participants therein to acquire equity securities of the Company or any Affiliate except as permitted by Rule 16b-3(c)(2)(i); or
(ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

        (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (m) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows and in each case in a manner consistent with Section 260.140.50 of Title 10 of the California Code of
Regulations:

               (1) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (2) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (3) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

        (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (p) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (q) "OPTION" means a stock option granted pursuant to the Plan.

        (r) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (s) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

        (t) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (u) "PLAN" means this HMT Technology Corporation 1995 Stock Option Plan.

        (v) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3.      ADMINISTRATION.

        (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

               (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (3) To amend the Plan or an Option as provided in Section 11.

               (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to a committee of one or more individuals (in the event that the Company's state of incorporation becomes the State of Delaware, such individuals shall be members of the Board) and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more individuals (in the event that the Company's state of incorporation becomes the State of Delaware, such individuals shall be members of the Board) the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

        (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate four hundred thousand (400,000) shares of the Company's common stock, reduced by the number of shares of the Company's Common Stock which are either issued or then subject to an option granted under the Company's 1995 Management Stock Option Plan. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.      ELIGIBILITY.

        (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

        (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

        (c) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

6.      OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

        (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option for Incentive Stock Options and at any time prior to exercise of the Option for Nonstatutory Stock Options, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

        In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d) TRANSFERABILITY. An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (f) SECURITIES LAW COMPLIANCE. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (g) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, or such longer or shorter period, WHICH IN NO EVENT SHALL BE LESS THAN THIRTY (30) DAYS, specified in the Option Agreement, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this section 7, or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

        (h) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period, WHICH IN NO EVENT SHALL BE LESS THAN SIX (6) MONTHS, specified in the Option Agreement), or
(ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, WHICH IN NO EVENT SHALL BE LESS THAN SIX (6) MONTHS, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

        (k) WITHHOLDING. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7.      COVENANTS OF THE COMPANY.

        (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

        (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.      USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.      MISCELLANEOUS.

        (a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

        (b) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option's term, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

        (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board of Directors and/or the Company's stockholders to remove any Director pursuant to the terms of the Company's By-Laws and the provisions of the Delaware General Corporation Law, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

        (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (e) The Board or the Committee shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of a ten percent (10%) stockholder (as defined in subsection 5(c)), not less than one hundred and ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which section 424(a) of the Code applies.

10.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

11.     AMENDMENT OF THE PLAN AND OPTIONS.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (1) Increase the number of shares reserved for Options under the Plan;

               (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

               (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

        (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d) Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

        (e) The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

12.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on November 30, 2005, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the

Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                           HMT TECHNOLOGY CORPORATION

                 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                           ADOPTED ON JANUARY 23, 1996

                AMENDED BY THE BOARD OF DIRECTORS ON MAY 8, 1998

                  APPROVED BY STOCKHOLDERS ON FEBRUARY 9, 1996


1.      PURPOSE.

        (a) The purpose of the 1996 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of HMT Technology Corporation (the "Company") who is not otherwise at the time of grant an employee of or consultant to the Company (and is not an employee or affiliate of Summit Partners or Hitachi Metals Ltd.), or of any Affiliate of the Company (each such person being hereinafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

        (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

        (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.      ADMINISTRATION.

        (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

        (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of subparagraph 10(a) relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate three million (3,000,000) shares of the Company's common stock less any shares issued or subject to issuance under the Company's 1996 Equity Incentive Plan. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.      ELIGIBILITY.

        Options shall be granted only to Non-Employee Directors of the Company.

5.      NON-DISCRETIONARY GRANTS.

        (a) Each person who is, after the effective date of the Company's initial firmly underwritten public offering pursuant to an effective registration statement under the Securities Act (as defined below) (the "IPO Date"), elected for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option (the "Inaugural Grant") to purchase ten thousand (10,000) shares of common stock of the Company on the terms and conditions set forth herein.

        (b) Commencing with the first anniversary date of the Inaugural Grant to a particular Non-Employee Director and on each such anniversary date thereafter, such Non-Employee Director automatically shall receive the grant of an option to purchase two thousand five hundred (2,500) shares of common stock of the Company on the terms and conditions set forth herein.

        (c) In the case of a Non-Employee Director who was not eligible to receive an Inaugural Grant, then commencing with the fourth anniversary date of the IPO Date and on each such anniversary date thereafter, such Non-Employee Director automatically shall receive the grant of an option to purchase two thousand five hundred (2,500) shares of common stock of the Company on the terms and conditions set forth herein.

6.      OPTION PROVISIONS.

        Each option shall be subject to the following terms and conditions:

        (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director of the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as described above only as to that number of shares as to which it was exercisable as of the date of termination of such service under the provisions of subparagraph 6(e).

        (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

        (c) Payment of the exercise price of each option is due in full in cash upon any exercise. Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company's common stock or pursuant to the terms of irrevocable instructions issued by the optionee prior to the issuance of shares of the Company's common stock.

        (d) An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

        (e) The option shall become exercisable in installments over a period of four years from the date of grant; one-fourth of the shares shall vest on the first anniversary of the date of grant and one-forty-eighth of the shares shall vest each month thereafter, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director, Employee of or Consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

        (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7.      COVENANTS OF THE COMPANY.

        (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

        (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options. 8. USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.      MISCELLANEOUS.

        (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

        (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

        (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or stockholders or any Affiliate to remove any Non-Employee Director pursuant to the Company's By-Laws and the provisions of the Delaware General Corporation Law (or the applicable laws of the Company's state of incorporation if the Company's state of incorporation should change in the future).

        (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

        (e) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

        (f) As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows :

               (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National

Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b) In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent not prohibited by applicable law, the time during which options outstanding under the Plan may be exercised shall be accelerated prior to such event and the options terminated if not exercised after such acceleration and at or prior to such event.

11.     AMENDMENT OF THE PLAN.

        (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. Except as provided in subparagraph 10(a) relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (i) Increase the number of shares which may be issued under the Plan;

                  (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or
                 (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3 or Section 162(m) of the Internal Revenue Code.

        (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of the Company's common stock reserved for issuance under the Plan have been issued. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

        (c) The Plan shall terminate upon the occurrence of any of the events described in subparagraph 10(b) above.

13.     EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

        (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

        (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

                           HMT TECHNOLOGY CORPORATION

                           1996 EQUITY INCENTIVE PLAN

                            ADOPTED JANUARY 23, 1996

                  APPROVED BY STOCKHOLDERS ON FEBRUARY 9, 1996

                               AMENDED MAY 8, 1998

              APPROVED BY STOCKHOLDERS AS AMENDED ON JULY 20, 1998

1.      PURPOSES.

        (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

        (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

        (b) "BOARD" means the Board of Directors of the Company.

        (c) "CODE" means the Internal Revenue Code of 1986, as amended.

        (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.


                                       1.

        (e) "COMPANY" means HMT Technology Corporation, a Delaware corporation.

        (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

        (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

        (i) "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (j) "DIRECTOR" means a member of the Board.

        (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (m) "FAIR MARKET VALUE" means as of any date, the value of the common stock of the Company determined as follows :

               (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

               (ii) If the common stock is quoted on the Nasdaq System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;


                                       2.

               (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

        (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

        (p) "NON-EMPLOYEE DIRECTOR" means a Director of the Company who either
(i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s) "OPTION" means a stock option granted pursuant to the Plan.

        (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (u) "OPTIONEE" means a person who holds an outstanding Option.

        (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (w) "PLAN" means this 1996 Equity Incentive Plan.

        (x) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.


                                       3.

        (y) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

        (z) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

        (aa) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

        (bb) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.      ADMINISTRATION.

        (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

               (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iii) To amend the Plan or a Stock Award as provided in Section
14.

               (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

        (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Non-Employee Directors and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board


                                       4.

(and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this Section 3 to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who
(1) are not then subject to Section 16 of the Exchange Act and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of
Section 162(m) of the Code.

4.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate five million five hundred thousand (5,500,000) shares of the Company's common stock less any shares issued or subject to issuance under the Company's 1996 Non-Employee Directors' Stock Option Plan. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.      ELIGIBILITY.

        (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

        (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

        (c) SECTION 162(m) LIMITATION. Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no employee shall be eligible to be granted Options covering more than Three Hundred Thousand (300,000) shares during any calendar year. This subsection 5(c) shall not apply until (i) the earliest of: (1) the first material modification of the Plan


                                       5.

(including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (2) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (3) the expiration of the Plan; or (4) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.      OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

        (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment arrangement, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. Unless otherwise


                                       6.

provided in the Option Agreement, a Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder (a "DRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a DRO. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.


                                       7.

        (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

        (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise


                                       8.

price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

        Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.      TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

        Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

        (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

        (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a DRO satisfying the requirements of Rule 16b-3 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment, except that payment of the common stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the stock is sold; or
(iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.


                                       9.

        (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

        (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 7(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.      STOCK APPRECIATION RIGHTS.

        (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to
Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3 promulgated under the Exchange Act (or any successor rule or regulation). No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

        (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

               (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

               (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right


                                      10.

pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

               (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.      CANCELLATION AND RE-GRANT OF OPTIONS.

        (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) percent of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case an Incentive Stock Option granted to a of a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

        (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c). The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights


                                      11.

permitted to be granted pursuant to subsection 5(c). The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10.     COVENANTS OF THE COMPANY.

        (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

        (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.     MISCELLANEOUS.

        (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

        (b) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

        (c) Throughout the term of any Stock Award, the Company shall deliver to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Stock Award, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

        (d) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, to remove any Director as provided in the


                                      12.

Company's By-Laws and the provisions of the General Corporation Law of the State of Delaware, or to terminate the relationship of any Consultant in accordance with the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

        (e) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

        (f) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the holder of the Stock Award to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting a Stock Award to such person or permitting the holder of the Stock Award to exercise the Stock Award. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (g) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.


                                      13.

13.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and any maximum number of shares subject to award to any person specified under the Plan, if any, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b) In the event of: (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then to the extent not prohibited by applicable law: (i) any surviving or acquiring corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards (including an award to acquire the same consideration paid to the stockholders in the transaction described in subsection 10(b)) for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving or acquiring corporation and its Affiliates refuse to assume such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated prior to such event and the Stock Awards terminated if not exercised prior to such event.

14.     AMENDMENT OF THE PLAN AND STOCK AWARDS.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

               (i) Increase the number of shares reserved for Stock Awards under the Plan;


                                      14.

               (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

               (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with the requirements of Rule 16b-3.

        (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

        (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on January 22, 2006, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan, as amended, is adopted by the Board.

                                      15.

                           HMT TECHNOLOGY CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                    ADOPTED BY THE BOARD ON JANUARY 23, 1996

                  APPROVED BY STOCKHOLDERS ON FEBRUARY 9, 1996

                    AMENDED BY THE BOARD ON JANUARY 14, 1998

                   APPROVED BY STOCKHOLDERS ON APRIL 22, 1998

                     AMENDED BY THE BOARD ON APRIL 16, 1999

                  APPROVED BY STOCKHOLDERS ON __________, 1999


1.      PURPOSE.

        (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of HMT Technology Corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

        (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

        (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.      ADMINISTRATION.

        (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

               (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

               (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

               (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

               (iv) To amend the Plan as provided in paragraph 13.

               (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

        (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate three million (3,000,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.      GRANT OF RIGHTS; OFFERING.

        (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the memorandum documenting the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

        (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.      ELIGIBILITY.

        (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

        (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

               (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

               (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

               (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

        (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

        (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

        (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.      RIGHTS; PURCHASE PRICE.

        (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

        (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering which contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

        (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

               (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

               (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.      PARTICIPATION; WITHDRAWAL; TERMINATION.

        (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any arrangement established by the Company intended to comply with Section 401(k), Section 402(e)(3), Section 125, Section 402(h), or Section 403(b) of the Code, and also including any deferrals under a non-qualified deferred compensation plan or arrangement established by the Company), which shall include or exclude bonuses, commissions, overtime pay, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation, as determined by the Board or Committee. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

        (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

        (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

        (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by beneficiary designation as provided in paragraph 14, and otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.      EXERCISE.

        (a) On each date specified therefor in the relevant Offering ("Purchase Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

        (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.      COVENANTS OF THE COMPANY.

        (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

        (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.     RIGHTS AS A SHAREHOLDER.

        A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b) In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.     AMENDMENT OF THE PLAN.

        (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

                (i) Increase the number of shares reserved for rights under the Plan;

                (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")); or

                (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

        (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.     DESIGNATION OF BENEFICIARY.

        (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

        (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the


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Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate at the time that all of the shares subject to the Plan's share reserve, as increased and/or adjusted from time to time, have been issued under the terms of the Plan. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective upon the adoption of enabling resolutions by the Company's Board of Directors (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.


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